SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 30, 1997

                     BALCOR REALTY INVESTORS 84-SERIES II,
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Maryland                                0-13334
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3223939
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Spring Creek Apartments

In 1984, the Partnership acquired the Spring Creek Apartments, Columbus, Ohio, utilizing approximately $4,214,000 of offering proceeds. The property was acquired subject to a first mortgage loan of $7,960,000. The mortgage loan was refinanced in 1987 with a new $7,100,000 first mortgage loan from an unaffiliated party and a $860,000 second mortgage loan from the seller of the property to the Partnership, which loan was repaid by the Partnership in 1989. In 1994, the first mortgage loan was refinanced with a new $7,448,362 mortgage loan from an unaffiliated party. The Partnership received approximately $110,000 of excess refinancing proceeds.

On May 30, 1997, the Partnership contracted to sell the property for a sale price of $10,225,000 to an unaffiliated party, New Plan Realty Trust, a Massachusetts business trust. The sale closed on June 2, 1997. From the proceeds of the sale, the Partnership repaid the outstanding balance of the first mortgage loan of $7,297,746 and paid a prepayment penalty of $218,932, $204,500 as a brokerage commission to an affiliate of the third party providing property management services for the property and $39,829 in closing costs. The Partnership received the remaining proceeds of approximately $2,464,000. Of such proceeds, $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until October 1, 1997. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

Affiliates of the General Partner sold six other properties to the purchaser during 1996.

ITEM 5.  OTHER EVENTS
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Park Colony Apartments

As previously reported, on April 30, 1997, the Partnership contracted to sell Park Colony Apartments, Gwinnett County, Georgia, to an unaffiliated party, Ambassador VIII, L.P., a Delaware limited partnership, for a sale price of $14,500,000. The Partnership and the purchaser have agreed to extend the closing of the sale to July 15, 1997 or such earlier date as designated by the purchaser upon no less than five business days' prior written notice to the Partnership. The purchaser has made an additional deposit of earnest money, for a total of $600,000 of earnest money. Upon the closing of the sale, $100,000 will be placed in escrow and will not be released to the Partnership until the later of the settlement of any claims by the purchaser or September 1, 1997.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Spring Creek Apartments, Columbus, Ohio.

          (99) Third Amendment to Agreement of Sale relating to the sale of Park Colony Apartments, Gwinnett County, Georgia.


     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 84-SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-84 II, Inc., a Delaware
                              corporation, its general partner

                         By:   /s/ Jerry M. Ogle
                              ----------------------------------------
                                   Jerry M. Ogle, General Counsel
                                   and Managing Director

Dated:  June 13, 1997
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